UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2014

Crown Castle International Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1220 Augusta Drive Suite 600 Houston, TX 77057
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

As further described below, Crown Castle International Corp., a Delaware corporation (“Predecessor Registrant”), merged with and into its wholly owned subsidiary, Crown Castle REIT Inc., a Delaware corporation (“Company”), on December 15, 2014, pursuant to an Agreement and Plan of Merger, dated as of September 19, 2014 (“Merger Agreement”), with the Company continuing as the surviving corporation (“Merger”).  At 11:58 p.m., Eastern Time, on December 15, 2014, the effective time of the Merger (“Effective Time”), the Company was renamed “Crown Castle International Corp.” and succeeded to the assets, continued the business and assumed the obligations of the Predecessor Registrant immediately prior to the Merger.

At the Effective Time, pursuant to the Merger Agreement, (a) each outstanding share of common stock, par value $0.01 per share (“Predecessor Common Stock”), of the Predecessor Registrant automatically converted into one share of common stock, par value $0.01 per share (“Common Stock”), of the Company, and (b) each outstanding share of 4.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share (“Predecessor Convertible Preferred Stock”), of the Predecessor Registrant automatically converted into one share of 4.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share (“Convertible Preferred Stock”), of the Company.

The issuance of the Common Stock and Convertible Preferred Stock was registered under the Securities Act of 1933, as amended (“Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-196742), which was declared effective by the Securities and Exchange Commission (“SEC”) on October 10, 2014.  The forms of stock certificate for the Common Stock and Convertible Preferred Stock are set forth in Exhibits 4.2 and 4.3 hereto, respectively.  The Common Stock and Convertible Preferred Stock are subject to certain ownership limitations and transfer restrictions as described below.

Similar to the shares of Predecessor Common Stock and Predecessor Convertible Preferred Stock prior to the Merger, the shares of Common Stock and Convertible Preferred Stock now trade on the New York Stock Exchange (“NYSE”) under the symbols “CCI” and “CCI-PRA,” respectively.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time.  Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock and Convertible Preferred Stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 15, 2014, in connection with the Merger, the Company, the Predecessor Registrant and The Bank of New York Mellon Trust Company, N.A., as trustee (“Trustee”), entered into the following supplemental indentures (each, a “Supplemental Indenture,” and collectively, “Supplemental Indentures”):

•   First Supplemental Indenture to the indenture dated as of October 15, 2012 (“2012 Indenture”), with respect to the 2012 Indenture and the Predecessor Registrant’s 5.25% Senior Notes due 2023 (“5.25% Notes”);

•   Second Supplemental Indenture to the indenture dated as of April 15, 2014 (“2014 Base Indenture”), as supplemented by the first supplemental indenture dated as of April 15, 2014 (“2014 First Supplemental Indenture,” and, together with the 2014 Base Indenture, “2014 Indenture”), with respect to the 2014 Base Indenture and any securities issued thereunder; and

•   Third Supplemental Indenture to the 2014 Base Indenture, with respect to the 2014 Indenture and the Predecessor Registrant’s 4.875% Senior Notes due 2022 (“4.875% Notes”).

Pursuant to the Supplemental Indentures, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the 2012 Indenture, the 2014 Indenture, the 5.25% Notes and the 4.875% Notes.

The description of the Supplemental Indentures contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Supplemental Indentures, which are attached hereto as Exhibits 4.4, 4.5 and 4.6 and incorporated into this Item 1.01 by reference.

ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company continuing as the surviving corporation.  The Merger was consummated by the filing of a certificate of merger, effective as of 11:58 p.m., Eastern Time, on December 15, 2014 (“Certificate of Merger”), with the Secretary of State of the State of Delaware.  A copy of the Certificate of Merger is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Predecessor Registrant with the SEC on September 23, 2014, and is incorporated herein by reference.  The information included under Items 3.03 and 5.03 of this Current Report on Form 8-K is also incorporated into this Item 2.01 by reference.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As a result of the Merger, as of the Effective Time, the Company assumed by operation of law all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant, and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties.  In addition, the Predecessor Registrant’s guarantee under the Credit Agreement, dated as of January 31, 2012, among the Predecessor Registrant, Crown Castle Operating Company and certain lenders and issuing banks, was assumed by the Company pursuant to the terms of such agreement.  For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.01 — NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

As further described in Item 3.03, as of the Effective Time, pursuant to the Merger Agreement, (a) each outstanding share of Predecessor Common Stock automatically converted into an equal number of shares of Common Stock, and (b) each outstanding share of Predecessor Convertible Preferred Stock automatically converted into an equal number of shares of Convertible Preferred Stock. Similar to the shares of Predecessor Common Stock and Predecessor Convertible Preferred Stock prior to the Merger, the shares of Common Stock and Convertible Preferred Stock now trade on the NYSE under the symbols “CCI” and “CCI-PRA,” respectively.  In anticipation of the Merger, the Predecessor Registrant requested that the NYSE file Form 25s with the SEC to remove the shares of Predecessor Common Stock and Predecessor Convertible Preferred Stock from listing on the NYSE effective December 16, 2014.  The new listing of shares of Common Stock and Convertible Preferred Stock on the NYSE was effective as of December 16, 2014.

ITEM 3.03 — MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As previously disclosed, the Merger Agreement was adopted by the holders of Predecessor Common Stock at a special meeting of the stockholders of the Predecessor Registrant held on November 19, 2014.

As of the Effective Time, pursuant to the Merger Agreement, (a) each outstanding share of Predecessor Common Stock automatically converted into one share of Common Stock, and (b) each outstanding share of Predecessor Convertible Preferred Stock automatically converted into one share of Convertible Preferred Stock.  The issuance of the Common Stock and Convertible Preferred Stock was registered under the Securities Act pursuant to the Company’s registration statement on Form S-4 (File No. 333-196742), which was declared effective by the SEC on October 10, 2014.  The forms of stock certificate for the Common Stock and Convertible Preferred Stock are set forth in Exhibits 4.2 and 4.3 hereto, respectively.  The Common Stock and Convertible Preferred Stock are subject to certain ownership limitations and transfer restrictions as described below.

Similar to the shares of Predecessor Common Stock and Predecessor Convertible Preferred Stock prior to the Merger, the shares of Common Stock and Convertible Preferred Stock now trade on the NYSE under the symbols “CCI” and “CCI-PRA,” respectively.

As a result of the Merger, as of the Effective Time, the rights of the holders of the Common Stock and Convertible Preferred Stock are governed by the Company’s Restated Certificate of Incorporation (including the Certificate of Designations of Convertible Preferred Stock incorporated therein as Exhibit I, the “Restated Charter”) and the Company’s Amended and Restated By-laws (“Amended and Restated By-laws”).  To facilitate the Company’s continued qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (“Code”), the Restated Charter contains ownership limitations and transfer restrictions on the Company’s capital stock, including a provision that generally prohibits any person (as defined in the Restated Charter) from beneficially or constructively owning, or being deemed to beneficially or constructively own by virtue of the attribution provisions of the Code, more than 9.8%, by value or number of shares, whichever is more restrictive, of the outstanding shares of Common Stock, or 9.8% in aggregate value of the outstanding shares of all classes and series of capital stock, including the Common Stock and Convertible Preferred Stock.  These limitations and restrictions are subject to waiver or modification by the board of directors of the Company.

The description of the Common Stock and Convertible Preferred Stock contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the description of the Common Stock and Convertible Preferred Stock contained in the “Description of Crown Castle International Corp. Capital Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference.  In addition, the foregoing description of the Common Stock and Convertible Preferred Stock is qualified in its entirety by reference to the Restated Charter and the Amended and Restated By-laws, copies of which are attached hereto as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

The information included under Items 1.01 and 2.01 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Directors and Officers

The board of directors and executive officers of the Predecessor Registrant immediately prior to the Merger became the board of directors and executive officers, respectively, of the Company immediately following the Merger, and each director and executive officer has continued his or her directorship or employment, as the case may be, with the Company under the same terms and position or positions as his or her directorship or employment with the Predecessor Registrant immediately prior to the Effective Time.  The Company’s directors will be subject to re-election in accordance with the Restated Charter.  In addition, the standing committees of the board of directors of the Company (Audit, Compensation, Nominating and Corporate Governance and Strategy) are the same standing committees of the board of directors of the Predecessor Registrant, and the membership of each committee remains unchanged.

Assumption of Employee Stock Plans and Awards

As a result of the Merger, as of the Effective Time, the Company assumed the Predecessor Registrant’s equity incentive plans and related award agreements with respect to awards outstanding under such plans, including the Crown Castle International Corp. 2013 Long-Term Incentive Plan and the Crown Castle International Corp. 2004 Stock Incentive Plan (together, the “Plans”).  As of the Effective Time, all equity-based awards with respect to shares of Predecessor Common Stock granted pursuant to the Plans and such agreements were converted into corresponding equity-based awards with respect to the same number of shares of Common Stock, in each case, in accordance with the terms of such Plans and related award agreements and subject to the same terms and conditions applicable to such awards prior to the conversion.

The Predecessor Registrant maintained a number of compensation and benefit plans, arrangements and policies for its directors, officers and employees.  None of these plans, arrangements or policies were affected by the Merger and the Company assumed any and all of the Predecessor Registrant’s obligations under each such plan, arrangement and policy by operation of law in the Merger.  In the case of the Predecessor Registrant’s severance agreements with certain officers, each as amended, including those between the Predecessor Registrant and each of W. Benjamin Moreland, E. Blake Hawk, James D. Young, Jay A. Brown, Philip M. Kelley and Patrick Slowey, each was expressly assumed by the Company as required by its terms, and was not affected by the Merger and shall continue in full force and effect in accordance with its terms.  None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Merger.

For more information concerning the Plans, award agreements, compensation and benefit plans, arrangements and policies and severance agreements, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, Definitive Proxy Statement filed April 7, 2014 and Current Reports on Form 8-K filed prior to the date hereof.

ITEM 5.03 — AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Company’s Amended and Restated Certificate of Incorporation, Amended and Restated By-laws and Certificate of Designations of Convertible Preferred Stock became effective immediately prior to the Effective Time.  At the Effective Time, the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated By-laws and Certificate of Designations of Convertible Preferred Stock were further amended to change the Company’s name from “Crown Castle REIT Inc.” to “Crown Castle International Corp.”  The description contained in this Item 5.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Restated Charter and Amended and Restated By-laws, each of which reflects such name change and are attached hereto as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

The information included under Item 2.01 of this Current Report on Form 8-K is also incorporated into this Item 5.03 by reference.

ITEM 8.01 — OTHER EVENTS

On December 16, 2014, the Company issued a press release, announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, by and between Crown Castle International Corp. and Crown Castle REIT Inc., dated September 19, 2014 (filed as Exhibit 2.1 to Crown Castle International Corp.’s Current Report on Form 8-K filed September 23, 2014 and incorporated herein by reference)

3.1
Restated Certificate of Incorporation of Crown Castle International Corp. (including the Certificate of Designations of 4.50% Mandatory Convertible Preferred Stock, Series A, incorporated therein as Exhibit I), effective as of December 15, 2014

3.2	Certificate of Merger, effective as of December 15, 2014

3.3	Amended and Restated By-laws of Crown Castle International Corp., effective as of December 15, 2014

4.1	Description of Crown Castle International Corp. Capital Stock

4.2	Form of Common Stock Certificate

4.3	Form of 4.50% Mandatory Convertible Preferred Stock, Series A, Certificate

4.4
First Supplemental Indenture, dated as of December 15, 2014, between Crown Castle REIT Inc., Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated as of October 15, 2012, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.5
Second Supplemental Indenture, dated as of December 15, 2014, between Crown Castle REIT Inc., Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated as of April 15, 2014, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.6
Third Supplemental Indenture, dated as of December 15, 2014, between Crown Castle REIT Inc., Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated as of April 15, 2014, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

99.1	Press Release, dated December 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: December 16, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, by and between Crown Castle International Corp. and Crown Castle REIT Inc., dated September 19, 2014 (filed as Exhibit 2.1 to Crown Castle International Corp.’s Current Report on Form 8-K filed September 23, 2014 and incorporated herein by reference)

3.1
Restated Certificate of Incorporation of Crown Castle International Corp. (including the Certificate of Designations of 4.50% Mandatory Convertible Preferred Stock, Series A, incorporated therein as Exhibit I), effective as of December 15, 2014

3.2	Certificate of Merger, effective as of December 15, 2014

3.3	Amended and Restated By-laws of Crown Castle International Corp., effective as of December 15, 2014

4.1	Description of Crown Castle International Corp. Capital Stock

4.2	Form of Common Stock Certificate

4.3	Form of 4.50% Mandatory Convertible Preferred Stock, Series A, Certificate

4.4
First Supplemental Indenture, dated as of December 15, 2014, between Crown Castle REIT Inc., Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated as of  October 15, 2012, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.5
Second Supplemental Indenture, dated as of December 15, 2014, between Crown Castle REIT Inc., Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated as of April 15, 2014, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.6
Third Supplemental Indenture, dated as of December 15, 2014, between Crown Castle REIT Inc., Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated as of April 15, 2014, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

99.1	Press Release, dated December 16, 2014